MERRILL LYNCH OREGON MUNICIPAL BOND FUND
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                     SUPPLEMENT DATED MAY 14, 1997 TO THE
                      PROSPECTUS DATED NOVEMBER 15, 1996

    Fred K. Steube has joined the Fund as Portfolio Manager. Mr. Steube is responsible for the day-to-day management of the Fund's investment portfolio. He has been a Vice President of Merrill Lynch Asset Management, L.P., an affiliate of the Manager, since 1989.


Code    # 16760-1196ALL